EXHIBIT 10.1
10.1	Kreisler Manufacturing Corporation 2007 Stock Incentive Plan*

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*Incorporated by reference to Appendix A to the Company's definitive proxy statement for the 2007 annual meeting of stockholders, filed with the Securities and Exchange Commission on November 7, 2007.